SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    August 9, 2001

United Therapeutics Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	0-26301	52-1984749

(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of	File Number)	Identification Number)
Incorporation)

1110 Spring Street

Silver Spring, MD	20910

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:

(301) 608-9292

Item  5. Other Events.

      On August 9, 2001, the Registrant issued a press release attached hereto as Exhibit 99 and incorporated herein.

Item  7. Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit No.	Description of Exhibit

99	Press release of August 9, 2001

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United Therapeutics Corporation

(Registrant)

Date: August 15, 2001	By: /s/ Fred T. Hadeed

Name: Fred T. Hadeed

Title: Chief Financial Officer

212406

Exhibit Index

Exhibit No.	Description of Exhibit

99	Press release of August 9, 2001